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Scudder
Global High
Income Fund, Inc.

Annual Report
October 31, 2000










A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High
Income Fund, Inc.
================================================================================

Investment objectives and policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
================================================================================

Executive offices
     Scudder Global High Income Fund, Inc.
     345 Park Avenue
     New York, NY 10154
     For fund information:         1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
     For account information:      1-800-621-1048
     Kemper Service Company
     P.O. Box 219153
     Kansas City, MO 64121-9153

Custodian
     Brown Brothers Harriman & Co.

Legal Counsel
     Willkie Farr & Gallagher

Independent Accountants
     PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF

Contents
================================================================================

In Brief ...........................................       3
Letter to Shareholders .............................       3
Investment Summary .................................       7
Portfolio Summary ..................................       8
Investment Portfolio ...............................       9
Financial Statements ...............................      12
Financial Highlights ...............................      16
Notes to Financial Statements ......................      17
Report of Independent Accountants ..................      20
Dividend Reinvestment and
   Cash Purchase Plan ..............................      21
Stockholder Meeting Results ........................      23
Investment Manager .................................      24
Directors and Officers .............................      24

Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times





--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
In Brief
================================================================================

o Scudder Global High Income Fund Inc. returned 19.25%, based on net asset value for the 12-month period ended October 31, 2000. The focus of the fund continued to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 14.99% during the same period. The fund's return based on its market price was 20.22%.

o Financial markets appear to be anticipating a slowdown in the global economy as witnessed by the volatility demonstrated by the external markets. Disappointing corporate earnings, a weak euro, and rising energy prices all contributed to the volatility. However, emerging market fundamentals continue to be positive, highlighted by numerous credit upgrades from ratings agencies during the period.

o The fund has attempted to take advantage of rising oil prices by increasing its exposure to countries that are net exporters of energy.

Letter to Shareholders
================================================================================

Dear Shareholders,

Despite the corrections in the Dow Jones Industrial Average and Nasdaq Composite Index, as well as the pressures in the high-yield and high-grade corporate markets in the United States, emerging market debt has performed quite well. Fundamentals within the emerging market universe have remained strong and yields have provided for an attractive investment opportunity. The market witnessed several key credit upgrades during the period, supporting the trend towards an overall improvement in the fundamentals within the asset class. Among these upgrades were Mexico, which received an investment-grade rating from Moody's Investors Service in March and Brazil, which received a one notch upgrade from Moody's. However, the external markets continue to create the greatest risks to emerging markets. Volatility from developed equity markets as well as fears of slowing corporate profits in the United States are having the greatest negative influence on emerging market yield spreads. And while the rising price of oil is beneficial for most major emerging market economies, its effect on developed economies throughout the world has resulted in increased inflation concerns. So, while the general credit momentum within emerging markets continues to point towards solid fundamentals, external market factors have adversely impacted credit spreads within our asset class. Still, emerging market debt has been one of the best-performing fixed-income asset classes during this period.

Over the 12-month period ended October 31, 2000, the fund posted a 19.25% total return based on net asset value. The focus of the fund continued to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 14.99% during the same period. The fund's return based on its market price was 20.22%.

Key Events in Emerging Markets

For emerging market countries, the end of 2000 provided signs of a strong economic recovery. Rising commodity prices (particularly oil), fading concerns regarding the Y2K effects, and improving economic fundamentals all provided support for emerging market bonds. The global backdrop was also favorable as the Federal Reserve Board (the Fed) began injecting liquidity into the financial markets in an attempt to

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

increase investor confidence as the Y2K rollover approached. Investors' appetite for risk returned to global asset markets as the Nasdaq soared to new highs and emerging market debt spreads continued to rally. The world began to exhibit signs of balanced growth, with Europe demonstrating sustainable growth with low inflation, Japan showing signs of a recovery, while the Fed was set to slow growth in the United States.

After the new year, as the United States continued to exhibit strong economic growth, concerns over inflation began to impact credit markets. U.S. credit markets began to weaken and the U.S. Treasury curve began to invert, with yields on shorter-term debt exceeding those of longer-term debt (partly due to the announcement of Treasury buybacks of longer-term debt). The increasing volatility of developed-country equity markets began to impact emerging market debt towards the beginning of the second quarter. Appetite for credit was falling and investors' aversion to risk was returning to credit markets, putting spread products under pressure. However, after successive attempts by the Fed to moderate the U.S. economy and slow inflation expectations, evidence began to emerge that the end of the Fed tightening cycle was in sight.

At the beginning of the third quarter, global financial markets began anticipating lower volatility as expectations mounted that the Fed had achieved a "soft landing" and that further interest rate increases were no longer needed. Equity markets rallied against this backdrop and emerging market debt followed suit, posting strong returns over the subsequent months. However, as the summer months came to a close, oil price movements and disappointing U.S. corporate earnings put renewed pressure on financial markets. In a matter of months, the focus of investors had gone from concerns surrounding an overheating U.S. economy to a global economic slowdown. In addition, flare-ups in the Middle East as well as unsuccessful attempts at reversing the euro's slide added to the noise keeping financial markets on edge.

Shift from Asia to Latin America

Our focus on credit quality -- investing in those countries that have improving fundamentals -- guided the fund as we shifted assets out of Asia and into Latin America, which had begun exhibiting signs of economic growth, fiscal reform, and strengthening currencies. On a relative value basis, Latin America offered attractive valuations whereas Asian bonds fairly reflected the economic momentum they had regained since the Asian financial crisis. As a result, we did not feel Asian bonds offered as much upside potential as Latin America. We added to Brazil, a country continuing to make significant grounds on economic reform while demonstrating a renewed focus on growth as well as a commitment to fighting inflation. The fund's largest position during the first half of the period was in Mexico in an effort to take advantage of an expected ratings upgrade to investment grade. With the Mexican government demonstrating prudent debt management as well as proactive-monetary and fiscal policy, we felt that an investment grade rating was justified and current spread levels were not properly reflecting the positive fundamental environment.

In the latter half of the period, the fund began to focus on the rising price of energy commodities and their impact on emerging market countries. More specifically, we focused on net exporters of oil and began to increase our exposure to such countries as Russia, Mexico, Venezuela, and Colombia and, to a lesser extent, Ecuador. With over 80% of its total exports coming from oil, Venezuela remains the purest play on rising oil prices. Roughly 40% of Russia's exports are derived from oil and natural gas. Mexico enjoys the best of both worlds -- the benefits of rising oil prices as well as expectations of a credit upgrade to investment grade before year's end. Colombia and Ecuador, both of which still have to make significant progress in terms of

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

economic growth and fiscal reform, are two of our smaller plays on the oil theme.

Other Emerging Markets

In Eastern Europe, the fund increased its exposure to Russia as we became more comfortable with the political climate. More important, economic performance continues to improve, leading to rising financial reserves. The government continues to demonstrate a commitment towards structural and economic reform, and the benefits are beginning to show. The credit outlook for Russia continues to improve and we would expect to see a credit upgrade in the near future. For much of the period, we held a comfortable position in Turkey but reduced that exposure more recently. While the government had made significant progress in reducing inflation while achieving outstanding results on its privatization program, recently, the privatization progress has lost some of its momentum and increasing refinancing requirements have become a concern. On the other hand, the fund has maintained its exposure to Bulgaria. While we would like to see further progress on the privatization front, Bulgaria is one of the few countries that does not need to tap the capital markets this year for financing. Given its prudent economic policy, we believe Bulgaria could be a candidate for a credit rating upgrade in the next year.

Meanwhile, October was a very eventful month for Argentina. A change in President de la Rua's cabinet shifted the balance of power in favor of the opposition Radical party. Shortly thereafter, Vice President Alvarez resigned, raising concerns over the governability of the country. Then, when the opposition party failed to support the 2001 budget, the fragile coalition that President de la Rua had woven began to show cracks. On the economic side, there has been a lack of evidence to demonstrate a sustainable growth path, highlighted by the continued disappointment in tax receipts. Investor confidence has begun to erode and bond prices have come under pressure. However, speculation is increasing that a possible financial assistance package from the International Monetary Fund and other multilateral organizations could be in the works, which would provide some short-term relief for the country. In addition, the banking system remains healthy and the deposit base continues to grow. International reserves are estimated at roughly $25 billion -- close to an all-time high. Against this backdrop, the fund has held a conservative position in Argentina, owning long- and short-duration floating rate instruments as well as assets collateralized by U.S. Treasury strips. Ultimately, investor confidence needs to be restored but, until then, the fund will maintain its conservative position until signs emerge that sentiment is changing.

The fund has not been overly involved in Asia during the period. Earlier in the year, this was more a reflection of relative value rather than fundamentals. Since the Asian financial crisis, most of the Asian economies have regained their economic momentum. The economic recovery has caused Asian bond spreads to tighten, pushing prices to the point where we felt the bonds had become overvalued. Given the expected economic improvements elsewhere within the emerging markets universe, we felt that we could find more attractive investments outside of Asia. In addition, during the summer months, the return prospects for Asian investment-grade credits were capped as cross-over buyers -- investors outside of the dedicated emerging markets universe who purchase emerging market bonds -- were fed a steady diet of supply from the U.S. high-grade markets. Without the demand created from these buyers, potential for significant price appreciation was limited. And, with countries such as South Korea and the Philippines being net oil importers, concerns surrounding the effects of rising energy prices weighed on the region.

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

Looking ahead

While we expect emerging market fundamentals to continue to improve, we expect developments in external markets to continue impacting emerging market debt. Concerns surrounding a hard landing in the United States have kept asset markets on edge as demonstrated by the recent sell-offs in the equity markets. Volatility in developed countries has increased as world markets reprice a slowdown in global growth. Also, concerns persist over a sustained increase in the price of energy and its potential impact on inflation. However, opportunities do exist within emerging markets. We expect the improving credit cycle to continue, with additional upgrades in Brazil, Russia, and Mexico. From a historical perspective, yields on emerging market bonds are very attractive. Taking all these factors into account, the focus of the fund remains on higher credit quality countries with improving fundamentals. While we expect volatility in the near term, we continue to search for opportunities within the emerging market universe and remain poised to take advantage of the improving fundamentals within our markets.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

We are pleased to remind our shareholders that information about the fund's holdings and performance is available on the Internet at www.cefa.com, and will soon be available on a Scudder Closed End Fund Web site that is currently under construction.

Respectfully,

/s/Juris Padegs

Juris Padegs
President and
Chairman of the Board

Scudder Global High Income Fund, Inc.
Investment Summary as of October 31, 2000
================================================================================

Historical
Information
Life of Fund

                                                    Total Return (%)
                    ----------------------------------------------------------------------------
                          Market Value           Net Asset Value (a)           Index (b)
                    ---------------------      ---------------------     -----------------------
                                  Average                    Average                     Average
                    Cumulative     Annual      Cumulative     Annual     Cumulative       Annual
                    ---------------------      ---------------------     -----------------------
Quarter                1.73            --           .03           --         -.19            --

One Year              20.22         20.22         19.25        19.25        20.47         20.47

Three Year           -40.54        -15.91        -33.14       -12.56        29.96          9.12

Five Year             -8.93         -1.85         18.79         3.50       108.10         15.77

Life of Fund*          8.27           .97         41.49         4.30       171.82         12.87

--------------------------------------------------------------------------------
Per Share Information and Returns

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                         Yearly periods ended October 31

                               1992*        -1.89
                               1993         33.69
                               1994         -5.94
                               1995         -3.46
                               1996         55.81
                               1997         14.03
                               1998        -52.80
                               1999         18.78
                               2000         19.25

                          1992*      1993       1994       1995       1996       1997       1998       1999    2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value ....     $13.45     $16.22     $13.41     $11.20     $15.61     $13.11     $ 5.45    $ 5.77    $ 6.10
Income Dividends ...     $  .13     $ 1.49     $ 1.51     $ 1.53     $ 1.50     $ 1.50     $ 1.50    $  .60    $  .60
Capital Gains
Distributions ......     $   --     $  .01     $  .36     $  .15     $   --     $ 2.92     $   --    $   --    $   --
Total Return (%) (a)      -1.89      33.69      -5.94      -3.46      55.81      14.03     -52.80     18.78     19.25

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index
         (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.
*        The Fund commenced operations on July 31, 1992.
         On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -32.07%. Past results are not necessarily indicative of future performance of the Fund.

Scudder Global High Income Fund, Inc.
Portfolio Summary as of October 31, 2000
================================================================================

Investment Allocation (Excludes 2% Cash Equivalents)


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Sovereign Bonds (1)        100%
                               ====


(1)  Includes 40% investments in Brady Bonds.

--------------------------------------------------------------------------------

Interest Rate Sensitivity (Excludes 2% Cash Equivalents)


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Fixed Rate Bonds            67%
    Floating Rate Bonds         33%
                               ----
                               100%
                               ====

--------------------------------------------------------------------------------

Geographical (Excludes 2% Cash Equivalents)


A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Brazil                      22%
    Mexico                      17%
    Russia                      14%
    Argentina                   12%
    Venezuela                    6%
    Bulgaria                     5%
    Turkey                       4%
    Panama                       4%
    Colombia                     4%
    Other                       12%
                               ----
                               100%
                               ====

Scudder Global High Income Fund, Inc.
Investment Portfolio as of October 31, 2000
================================================================================

                                                                        Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Short-Term Notes 1.7%
Student Loan Marketing Association, 6.45%*, 11/1/2000 (Cost
  $1,194,000) .......................................................    1,194,000    1,194,000
-----------------------------------------------------------------------------------------------

Bonds 98.3%

Argentina 12.0%
Argentine Republic, 11.75%, 4/7/2009 ................................    1,090,000      953,750
Argentine Republic, 11.375%, 1/30/2017 ..............................      495,000      415,800
Argentine Republic, 12%, 2/1/2020 (b) ...............................    1,830,000    1,580,663
  Argentine Republic, Collateralized Discount Floating Rate
  Bond, Series L, LIBOR plus .8125% (7.875%), 3/31/2023 .............    1,450,000    1,094,750
Argentine Republic, Collateralized Par Bond, Series L,
  Step-up Coupon, 6%, 3/31/2023 .....................................    1,100,000      719,818
Argentine Republic, Floating Rate Bond, LIBOR plus .8125%
  (7.625%), 3/31/2005 (b) ...........................................    4,093,200    3,576,434
                                                                                     ----------
                                                                                      8,341,215
                                                                                     ----------
Brazil 21.2%
Federative Republic of Brazil, 11.625%, 4/15/2004 (b) ...............    2,330,000    2,353,300
Federative Republic of Brazil, 14.5%, 10/15/2009 ....................      185,000      197,488
Federative Republic of Brazil, 12.75%, 1/15/2020 ....................    1,000,000      927,500
Federative Republic of Brazil, 10.125%, 5/15/2027 ...................    2,850,000    2,151,750
Federative Republic of Brazil, 12.25%, 3/6/2030 .....................    1,255,000    1,085,575
Federative Republic of Brazil, 11%, 8/17/2040 .......................    1,880,000    1,442,900
Federative Republic of Brazil C Bond, 8%, 4/15/2014 (b) .............    3,294,022    2,462,281
  Federative Republic of Brazil, Collateralized Discount
  Floating Rate Bond, LIBOR plus .8125% (7.625%), 4/15/2024 .........      750,000      571,875
Federative Republic of Brazil, Eligible Interest, Floating
  Rate Bond, LIBOR plus .8125% (7.625%), 4/15/2006 (b) ..............    3,489,200    3,179,534
Federative Republic of Brazil, "New" Money Bond, Floating
  Rate Bond, LIBOR plus .875% (7.69%), 4/15/2009 ...................       460,000      393,300
                                                                                     ----------
                                                                                     14,765,503
                                                                                     ----------
Bulgaria 5.3%
Republic of Bulgaria, Collateralized Floating Rate Interest Reduction
  Bond, Series A, Step-up Coupon, 3%, 7/28/2012 .....................    1,390,000      990,375
Republic of Bulgaria, Collateralized Discount Bond, Series A,
  LIBOR plus .8125% (7.75%), 7/28/2024 ..............................    1,125,000      843,750
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
  .8125% (7.75%), 7/28/2011 (b) .....................................    2,475,000    1,843,875
                                                                                     ----------
                                                                                      3,678,000
                                                                                     ----------
Colombia 3.8%
Republic of Colombia, 7.625%, 2/15/2007 (b) .........................      605,000      453,750

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                      Principal
                                                                                     Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------

Republic of Columbia, 9.75%, 4/23/2009 (b) ........................................    1,110,000      885,225
Republic of Columbia, 11.75%, 2/25/2020 ...........................................    1,635,000    1,308,000
                                                                                                   -----------
                                                                                                    2,646,975
                                                                                                   -----------
Ecuador 1.5%
Republic of Ecuador, 12%, 11/15/2012 ..............................................      575,000      389,563
Republic of Ecuador, Step-up Coupon, 4%, 8/15/2030 ................................    1,800,000      679,500
                                                                                                   -----------
                                                                                                    1,069,063
                                                                                                   -----------
Jamaica 2.9%
Government of Jamaica, 10.875%, 6/10/2005 .........................................      775,000      744,000
                                                                                                   -----------
Government of Jamaica, 12.75%, 9/1/2007 ...........................................    1,320,000    1,300,200
                                                                                                   -----------
                                                                                                    2,044,200
Mexico 17.0%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 .........................................    1,565,000    1,506,313
United Mexican States, 10.375%, 2/17/2009 .........................................    1,470,000    1,561,875
United Mexican States, Collateralized Par Bond, Series B, 6.25%, 12/31/2019 .......      400,000      351,000
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced Indexed
  Value Recovery Rights), Series A, 6.25%, 12/31/2019 .............................      730,000      640,575
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced Indexed
  Value Recovery Rights), Series B, 6.25%, 12/31/2019 .............................    1,860,000    1,632,150
United Mexican States, Floating Rate Discount Bond (Detachable Oil Priced Indexed
  Value Recovery Rights), Series A, LIBOR plus .8125% (7.5325%), 12/31/2019 .......    3,000,000    3,041,250
United Mexican States, Floating Rate Discount Bond
  (Detachable Oil Priced Indexed
  Value Recovery Rights), Series B, LIBOR plus .8125% (7.6025%), 12/31/2019 .......    1,350,000    1,368,563
United Mexican States Global Bond, 11.375%, 9/15/2016 .............................    1,550,000    1,755,372
                                                                                                   -----------
                                                                                                   11,857,098
                                                                                                   -----------
Morocco 2.1%
Kingdom of Morocco, Restructuring and Consolidation
  Agreement, Tranche A, Floating Rate Bond, LIBOR plus .8125% (7.75%), 1/1/2009 ...    1,671,667    1,458,529
                                                                                                   -----------
Panama 3.5%
Republic of Panama, 7.875%, 2/13/2002 .............................................      450,000      443,250
Republic of Panama, 10.75%, 5/15/2020 .............................................    1,125,000    1,102,500
Republic of Panama, Interest Reduction Bond, Step-up Coupon 4.5%, 7/17/2014 .......       75,000       59,250
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125%
  (7.75%; 4.0% with 3.75% Interest Capitalization), 7/17/2016 .....................    1,041,964      807,522
                                                                                                   -----------
                                                                                                    2,412,522
                                                                                                   -----------
Philippines 3.4%
Republic of the Philippines, 10.625%, 3/16/2025 ...................................    3,110,000    2,355,825
                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                        Principal
                                                                       Amount ($)     Value ($)
----------------------------------------------------------------------------------------------

Russia 14.3%
Russian Federation, 9.25%, 11/27/2001 ..............................    1,125,000    1,098,281
Russian Federation, 11.75%, 6/10/2003 ..............................    1,150,000    1,098,250
Russian Federation, 8.75%, 7/24/2005 ...............................      900,000      707,625
Russian Federation, 10%, 6/26/2007 .................................    4,260,000    3,189,675
Russian Federation, 8.25%, 3/31/2010 ...............................    1,167,380      748,582
Russian Federation, Step-up Coupon, 2.5%, 3/31/2030 ................    8,250,000    3,109,219
                                                                                   -----------
                                                                                     9,951,632
                                                                                   -----------
South Africa 1.6%
Republic of South Africa, 9.125%, 5/19/2009 ........................    1,010,000      983,488
Republic of South Africa, 8.5%, 6/23/2017 ..........................      115,000      100,625
                                                                                   -----------
                                                                                     1,084,113
                                                                                   -----------
Turkey 3.6%
Republic of Turkey, 12.375%, 6/15/2009 .............................    1,682,000    1,682,000
Republic of Turkey, 11.75%, 6/15/2010 ..............................      650,000      627,250
Republic of Turkey, 11.875%, 1/15/2030 .............................      170,000      165,750
                                                                                   -----------
                                                                                     2,475,000
                                                                                   -----------
Venezuela 6.1%
Republic of Venezuela, Floating Rate Interest Reduction Bond, Series
  A, LIBOR plus .875% (7.625%), 3/31/2007 ..........................    1,392,840    1,149,093
Republic of Venezuela, Debt Conversion Bond, Floating Rate
  Bond, Series DL, LIBOR plus .875% (7.875%), 12/18/2007 ...........    3,749,970    3,131,225
                                                                                   -----------
                                                                                     4,280,318
                                                                                   -----------
Total Bonds (Cost $69,720,223) .....................................                68,419,993
                                                                                   -----------
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $70,914,223) (a) .........               69,613,993
----------------------------------------------------------------------------------------------

*        Annualized yield at time of purchase, not a coupon rate. (Unaudited)
(a) The cost of the investment portfolio for federal income tax purposes was $71,351,087. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,737,094. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $586,209 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,323,303.
(b) At October 31, 2000 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

Statement of Assets and Liabilities
as of October 31, 2000

----------------------------------------------------------------------------------------

ASSETS

Investments in securities, at value (cost $70,914,223) .................   $  69,613,993
Cash ...................................................................             226
Interest receivable ....................................................       1,578,472
Receivable for investments sold ........................................       4,129,510
Receivable for reverse repurchase agreements ...........................         811,299
Other assets ...........................................................           4,207
                                                                           -------------
Total assets ...........................................................      76,137,707

LIABILITIES
Reverse repurchase agreements ..........................................       8,943,699
Payable for investments purchased ......................................       4,943,161
Interest payable for reverse repurchase agreements .....................          69,045
Dividends payable ......................................................       1,434,073
Accrued management fee .................................................          73,340
Other accrued expenses and payables ....................................         126,198
                                                                           -------------
Total liabilities ......................................................      15,589,516
                                                                           -------------
Net assets, at value ...................................................   $  60,548,191
                                                                           =============
NET ASSETS Net assets consist of:

Accumulated distributions in excess of net investment income ...........        (236,694)
Net unrealized appreciation (depreciation) on investments ..............      (1,300,230)
Accumulated net realized gain (loss) ...................................     (69,380,529)
Paid-in capital ........................................................     131,465,644
                                                                           -------------
Net assets, at value ...................................................   $  60,548,191
                                                                           =============

Net asset value per share ($60,548,191B 9,920,436 shares of common stock   $       $6.10
   outstanding, $.01 par value, 100,000,000 shares authorized) .........           =====



    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends .....................................................   $    27,720
Interest ......................................................     8,092,695
                                                                  -----------
Total Income ..................................................     8,120,415
Expenses:
Management fee ................................................       736,438
Services to shareholders ......................................        43,454
Custodian and accounting fees .................................       151,182
Auditing ......................................................        79,689
Legal .........................................................         7,685
Directors' fees and expenses ..................................        57,154
Reports to shareholders .......................................        64,531
Interest expense ..............................................       355,372
Other .........................................................        16,699
                                                                  -----------
                                                                    1,512,204
Net investment income .........................................     6,608,211
                                                                  -----------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...................................................     5,647,826
Foreign currency related transactions .........................          (174)
                                                                  -----------
                                                                    5,647,652
Net unrealized appreciation (depreciation) on investments .....    (2,970,006)
                                                                  -----------
Net gain (loss) on investment transactions ....................     2,677,646
                                                                  -----------
Net increase (decrease) in net assets resulting
   from operations ............................................   $ 9,285,857
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

-----------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                                Years Ended October 31,
Increase (Decrease) in Net Assets                                               2000                 1999
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................................   $  6,608,211    $  5,032,566
Net realized gain (loss) on investment transactions ......................      5,647,652      (6,486,272)
Net unrealized appreciation (depreciation) on investment transactions
   during the period .....................................................     (2,970,006)     10,530,466
                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........      9,285,857       9,076,760
                                                                             ------------    ------------
Distributions to shareholders from net investment income .................     (5,935,676)     (5,900,443)
                                                                             ------------    ------------
Reinvestment of  distributions ...........................................        302,952         265,247
                                                                             ------------    ------------
Increase (decrease) in net assets ........................................      3,653,133       3,441,564
Net assets at beginning of period ........................................     56,895,058      53,453,494
                                                                             ------------    ------------
Net assets at end of period (including accumulated distributions in
   excess of net investment income of $236,694 and $909,055, respectively)   $ 60,548,191    $ 56,895,058
                                                                             ============    ============
Other Information
Shares outstanding at beginning of period ................................      9,858,276       9,807,807
Shares issued to shareholders in reinvestment of distributions ...........         62,160          50,469
                                                                             ------------    ------------
Shares outstanding at end of period ......................................      9,920,436       9,858,276
                                                                             ============    ============

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------
 Statement of Cash Flows
 Year Ended October 31, 2000
---------------------------------------------------------------------------------------------------

Cash flows from operating activities:

Investment income received .....................................................   $   6,720,111
Payment of expenses ............................................................      (1,468,226)
Proceeds from sales and maturities of investments ..............................     183,513,946
Purchases of investments .......................................................    (192,902,856)
Net maturities of short-term investments .......................................       1,641,000
                                                                                   -------------
Cash used for operating activities .............................................      (2,496,025)
                                                                                   -------------
Cash flows from financing activities:
Net increase (decrease) in reverse repurchase agreements .......................       8,132,400
Distributions paid (net of reinvestment of dividends) ..........................      (5,677,392)
                                                                                   -------------
Cash provided by financing activities ..........................................       2,455,008
                                                                                   -------------
Increase (decrease) in cash ....................................................         (41,017)
Cash at beginning of period ....................................................          41,243
                                                                                   -------------
Cash at end of period ..........................................................   $         226
                                                                                   =============
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations ................       9,285,857
Net (increase) decrease in cost of investments .................................     (14,282,558)
Net (increase) decrease in unrealized appreciation (depreciation) on investments       2,970,006
(Increase) decrease in interest receivable .....................................        (145,780)
(Increase) decrease in receivable for investments sold .........................       2,126,816
(Increase) decrease in other assets ............................................          (1,695)
Increase (decrease) in payable for investments purchased .......................      (2,492,649)
Increase (decrease) in accrued expenses ........................................         (25,067)
Increase (decrease) in interest payable ........................................          69,045
                                                                                   -------------
Cash used for operating activities .............................................   $  (2,496,025)
                                                                                   =============


    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Highlights
================================================================================

------------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------

                                                                                   Years Ended October 31,
                                                              ----------------------------------------------------------
                                                                2000       1999        1998         1997      1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .......................  $  5.77    $  5.45     $ 13.11      $ 15.61    $ 11.20
                                                              -------    -------     -------      -------    -------
Net investment income (a) ..................................      .67        .51        1.33         1.28       1.59
Net realized and unrealized gain (loss) on investment
   transactions ............................................      .26        .41       (7.49)         .64       4.32
                                                              -------    -------     ------       -------    -------
Total from investment operations ...........................      .93        .92       (6.16)        1.92       5.91
                                                              -------    -------     ------       -------    -------
Less distributions from:
Net investment income ......................................     (.60)      (.60)      (1.24)       (1.50)     (1.50)
Net realized gains on investment transactions                      --         --          --        (2.92)        --
Tax return on capital ......................................       --         --        (.26)          --         --
                                                              -------    -------     ------       -------    -------
Total distributions ........................................     (.60)      (.60)      (1.50)       (4.42)     (1.50)
                                                              -------    ------      ------       ------      ------
Net asset value, end of period .............................  $  6.10    $  5.77     $  5.45      $ 13.11    $ 15.61
                                                              =======    =======     =======      =======    =======
Market value, end of period ................................  $  5.06    $  4.75     $  6.88       $12.13(b) $ 13.88
                                                              =======    =======     =======      ======     =======
Total Return
Per share market value (%) .................................    20.22     (22.49)     (36.19)       19.72      27.93
Per share net asset value (%) (c) ..........................    19.25      18.78      (52.80)       14.03      55.81

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .....................       61         57          53           81         95
Ratio of operating expenses (excluding interest) (%) .......     1.89       2.02        1.60         1.85       1.79
Ratio of operating expenses (%) ............................     2.47       2.30        2.67         2.36       3.28
Ratio of net investment income (loss) (%) ..................    10.77       9.06       11.28         7.80      11.66
Portfolio turnover rate (%) ................................      317        323         324          362        322

(a)      Based on monthly average shares outstanding during each period.
(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $68,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($53,150,000) and October 31, 2007 ($15,750,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 2000.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $190,419,115 and $181,387,130, respectively.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 2000, the fee pursuant to such agreements amounted to $736,438.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $57,154.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $62,986, of which $11,305 is unpaid at October 31, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SSC aggregated $15,000, of which $6,250 is unpaid at October 31, 2000. Effective November 17, 2000, Kemper Service Company, a wholly-owned subsidiary of the Manager, is the shareholder service agent of the Fund.

D. Borrowings
   ----------

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. The average weighted daily balance of reverse repurchase agreements outstanding during the period ended October 31, 2000 was $7,051,616. The weighted average interest rate was 5%.

E. Investing in Emerging Markets
   -----------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 8, 2000

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

     The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Kemper Service Company, the Plan Agent.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Kemper Service Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

     The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-621-1048.

Scudder Global High Income Fund, Inc.
Stockholder Meeting Results                                          (Unaudited)
================================================================================

The Annual Meeting of Stockholders (the "Meeting") of Scudder Global High Income Fund, Inc. (the "Fund") was held on July 6, 2000, at the office of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue at 51st Street, New York, NY 10154-0010. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1. To elect two Directors of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified.

           Director (Class 1):                 Number of Votes:
           -------------------                 ---------------
                                     For       Withheld       Broker Non-Votes*
                                     ---       --------       ----------------
   Robert J. Callander            9,122,634    277,930                0
   Juris Padegs                   9,101,048    299,516                0

2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountant for the fiscal year ending October 31, 2000.

                           Number of Votes:
                           ----------------
           For       Against                    Abstain      Broker Non-Votes*
           ---       -------                    -------      ----------------
        9,191,022    127,075                     82,466              0


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================

     The investment manager of Scudder Global High Income Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

     The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

     In addition to the fund, the Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities:
Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and The Argentina Fund, Inc.

Directors and Officers
================================================================================

JURIS PADEGS*
    President, Chairman of the Board,
    and Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. DAHL*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

BRENDA LYONS*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.




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